UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
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 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 24, 2017
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Oaktree Capital Group, LLC
(Exact name of registrant as specified in its charter)
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Delaware	001-35500	26-0174894
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 South Grand Avenue, 28th Floor Los Angeles, California		90071
(Address of principal executive offices)		(Zip Code)
(213) 830-6300
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On October 28, 2016, Oaktree Capital Group, LLC (“Oaktree”) filed a Current Report on Form 8-K reporting that Daniel Levin, Managing Director and Oaktree’s Head of Corporate Finance and Chief Product Officer, will become Oaktree’s Chief Financial Officer, effective April 1, 2017. At the time of such filing, Mr. Levin’s compensation as Chief Financial Officer had not been determined. This Current Report on Form 8-K/A amends such filing to include the information regarding Mr. Levin’s compensation required by Item 5.03(c)(3) of Form 8-K.
In connection with his appointment as Chief Financial Officer, Mr. Levin will receive an annual base salary of $500,000 and an annual bonus, a portion of which will be paid in the form of Class A units of Oaktree issued under Oaktree’s 2011 Equity Incentive Plan. The annual bonus will be determined as part of Oaktree’s annual year-end compensation process.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 1, 2017	OAKTREE CAPITAL GROUP, LLC

	By:	/s/ Todd E. Molz
Name: Todd E. Molz
Title: General Counsel and Chief Administrative Officer

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